UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-1 Home Equity Mortgage Pass-Through Certificates, Series 2005-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-05               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, and Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

       On November 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-1
            Home Equity Mortgage Pass-Through Certificates, Series 2005-1

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: November 30, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on November 25, 2005


                           Credit Suisse First Boston
                    Home Equity Mortgage Trust Series 2005-1
                        Statement to Certificateholders
                               November 25, 2005

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                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        433,100,000.00    252,321,294.71   29,274,342.27     920,709.89    30,195,052.16      0.00       0.00      223,046,952.44
AR                100.00              0.00            0.00           0.00             0.00      0.00       0.00                0.00
ARL               100.00              0.00            0.00           0.00             0.00      0.00       0.00                0.00
M1         32,330,000.00     32,330,000.00            0.00     124,930.75       124,930.75      0.00       0.00       32,330,000.00
M2         29,900,000.00     29,900,000.00            0.00     116,055.60       116,055.60      0.00       0.00       29,900,000.00
M3         19,200,000.00     19,200,000.00            0.00      75,020.00        75,020.00      0.00       0.00       19,200,000.00
M4         20,130,000.00     20,130,000.00            0.00      88,320.38        88,320.38      0.00       0.00       20,130,000.00
M5         13,420,000.00     13,420,000.00            0.00      59,059.18        59,059.18      0.00       0.00       13,420,000.00
M6         12,510,000.00     12,510,000.00            0.00      55,909.28        55,909.28      0.00       0.00       12,510,000.00
M7         11,590,000.00     11,590,000.00            0.00      55,052.50        55,052.50      0.00       0.00       11,590,000.00
M8         10,980,000.00     10,980,000.00            0.00      52,987.65        52,987.65      0.00       0.00       10,980,000.00
M9          9,450,000.00      9,450,000.00            0.00      49,462.88        49,462.88      0.00       0.00        9,450,000.00
B1          8,850,000.00      8,850,000.00            0.00      51,625.00        51,625.00      0.00       0.00        8,850,000.00
B2          8,540,000.00      8,540,000.00            0.00      49,816.67        49,816.67      0.00       0.00        8,540,000.00
P                 100.00            100.00            0.00     322,112.89       322,112.89      0.00       0.00              100.00
TOTALS    610,000,300.00    429,221,394.71   29,274,342.27   2,021,062.67    31,295,404.94      0.00       0.00      399,947,052.44
X1        610,000,000.00    443,815,824.87            0.00           0.00             0.00      0.00       0.00      415,720,477.35
X2                  0.00              0.00            0.00           0.00             0.00      0.00       0.00                0.00
XS        531,330,910.76    443,815,924.87            0.00      73,904.20        73,904.20      0.00       0.00      415,720,577.35
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      225458CP1    582.59361512   67.59257047          2.12585982         69.71843029     515.00104465      A1        4.237500 %
AR      225458CQ9      0.00000000    0.00000000          0.00000000          0.00000000       0.00000000      AR        9.666957 %
ARL     225458CR7      0.00000000    0.00000000          0.00000000          0.00000000       0.00000000      ARL       9.666957 %
M1      225458CS5  1,000.00000000    0.00000000          3.86423600          3.86423600   1,000.00000000      M1        4.487500 %
M2      225458CT3  1,000.00000000    0.00000000          3.88145819          3.88145819   1,000.00000000      M2        4.507500 %
M3      225458CU0  1,000.00000000    0.00000000          3.90729167          3.90729167   1,000.00000000      M3        4.537500 %
M4      225458CV8  1,000.00000000    0.00000000          4.38750025          4.38750025   1,000.00000000      M4        5.265000 %
M5      225458CW6  1,000.00000000    0.00000000          4.40083308          4.40083308   1,000.00000000      M5        5.281000 %
M6      225458CX4  1,000.00000000    0.00000000          4.46916707          4.46916707   1,000.00000000      M6        5.363000 %
M7      225458CY2  1,000.00000000    0.00000000          4.75000000          4.75000000   1,000.00000000      M7        5.700000 %
M8      225458CZ9  1,000.00000000    0.00000000          4.82583333          4.82583333   1,000.00000000      M8        5.791000 %
M9      225458DA3  1,000.00000000    0.00000000          5.23416720          5.23416720   1,000.00000000      M9        6.281000 %
B1      225458DB1  1,000.00000000    0.00000000          5.83333333          5.83333333   1,000.00000000      B1        7.000000 %
B2      225458DC9  1,000.00000000    0.00000000          5.83333372          5.83333372   1,000.00000000      B2        7.000000 %
P       225458DD7  1,000.00000000    0.00000000  3,221,128.90000000  3,221,128.90000000   1,000.00000000      P         9.666957 %
TOTALS               703.64128462   47.99070143          3.31321586         51.30391729     655.65058319
X1      225458DE5    727.56692602    0.00000000          0.00000000          0.00000000     681.50897926      X1        0.000000 %
XS      225458DG0    835.29099452    0.00000000          0.13909260          0.13909260     782.41368784      XS        0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Annette M Marsula
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com

Sec. 4.06(a)(i)          Principal Remittance Amount                                                                 27,471,905.81

                         Scheduled Principal Payments                                                                337,801.21

                         Principal Prepayments                                                                       26,963,473.34

                         Curtailments                                                                                103,888.25

                         Cutailment Interest Adjustments                                                             259.73

                         Repurchase Principal                                                                        0.00

                         Substitution Amounts                                                                        0.00

                         Net Liquidation Proceeds                                                                    63,994.24

                         Other Principal Adjustments                                                                 0.00

                         Gross Interest                                                                              3,697,021.12

                         Recoveries from Prior Loss Determinations                                                   2,489.04

                         Reimbursements of Non-Recoverable Advances Previously Made                                  44,058.38

                         Recovery of Reimbursements Previously Deemed Non-Recoverable                                0.00

Prepayment Penalties     Number of Loans with Respect to which Prepayment Penalties were Collected                   168

                         Balance of Loans with Respect to which Prepayment Penalties were Collected                  8,688,662.23

                         Amount of Prepayment Penalties Collected                                                    322,112.08

Sec. 4.06(a)(iv)         Beginning Number of Loans Outstanding                                                       9,738

                         Beginning Aggregate Loan Balance                                                            443,815,924.87

                         Ending Number of Loans Outstanding                                                          9,214

                         Ending Aggregate Loan Balance                                                               415,720,577.35

Sec. 4.06(a)(v)          Servicing Fees (Including Credit Risk Manager Fee)                                          118,031.41

                         Trustee Fees                                                                                3,698.47

Sec. 4.06(a)(vii)        Current Advances                                                                            N/A

                         Aggregate Advances                                                                          N/A
Section 4.06(a)(viii)    Delinquent Mortgage Loans
                         Delinquency by Group
                         Group  1
                         Category              Number          Principal Balance             Percentage
                         1 Month                129                5,253,590.11                 1.26 %
                         2 Month                 92                3,873,960.62                 0.93 %
                         3 Month                143                6,641,308.32                 1.60 %
                         Total                  364               15,768,859.05                 3.79 %
                         Delinquency Totals
                         Group Totals
                         Category              Number          Principal Balance             Percentage
                         1 Month                129                5,253,590.11                 1.26 %
                         2 Month                 92                3,873,960.62                 0.93 %
                         3 Month                143                6,641,308.32                 1.60 %
                         Total                  364               15,768,859.05                 3.79 %

                                                              * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                            Bankruptcy by Group
                            Group              Number of           Principal Balance            Percentage
                            Number             Loans

                              1                 117                  4,017,233.37                 0.97%

                            Bankruptcy Totals
                            Number of           Principal            Percentage
                            Loans               Balance

                               117            4,017,233.37               0.97%

                                                               * Only Current Bankruptcies are reflected in the table above.
                         Foreclosures
                            Foreclosure by Group
                            Group          Number of             Principal Balance            Percentage
                            Number         Loans

                               1              6                     310,254.13                    0.07%

                            Foreclosure Totals
                            Number of            Principal             Percentage
                            Loans                Balance

                              6                 310,254.13                0.07%

Section 4.06(a)(xi)      REO Properties
                            REO by Group
                            Group               Number of             Principal Balance            Percentage
                            Number              Loans

                              1                     0                     0.00                       0.00%

                            REO Totals
                            Number of           Principal           Percentage
                            Loans               Balance

                              0                    0.00              0.00%

Section 4.06(a)(xii)     Current Realized Losses                                                                     625,930.76

                         Cumulative Realized Losses - Reduced by Recoveries                                          3,242,375.56

Trigger Event            Trigger Event Occurrence (Effective March 2008)                                             NO
                         (Is Rolling 3 Month Delinquency Rate > 14% of Sr. Enhancement%?)
                         Rolling 3 Month Delinquency Rate                                                            2.13650%
                         Sr. Enhancement Percentage x 14%                                                            6.48856%
                                                                    OR
                         (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                         Cumulative Loss % of Original Aggregate Collateral Balance                                  0.53154%
                         Cumulative Loss Limit                                                                       0.00%

O/C Reporting            Targeted Overcollateralization Amount                                                       25,925,012.75
                         Ending Overcollateralization Amount                                                         15,773,524.91
                         Ending Overcollateralization Deficiency                                                     10,151,487.84
                         Overcollateralization Release Amount                                                        0.00
                         Monthly Excess Interest                                                                     1,802,436.46
                         Payment to Class X-1                                                                        0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
